[Page]

Dreyfus
New York Insured
Tax Exempt
Bond Fund
Annual Report



December 31, 1996

Dreyfus New York Insured Tax Exempt Bond Fund
---------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to provide you with this report on the Dreyfus New York Insured Tax Exempt Bond Fund. For its annual reporting period ended December 31, 1996, your Fund provided a total return of 2.12%.* Income dividends of approximately $.543 per share exempt from Federal, State of New York and New York City personal income taxes were paid. This is equivalent to an annualized tax-free distribution rate per share of 4.73% for the same period.** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

THE ECONOMY
   Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year: however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
   Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
   Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
   Lending optimism to the prospect for continued economic growth was the report from The Conference Board--a private research group--that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods--those items intended to last three or more years--declined.
   Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT
   The past year turned out to be very volatile for the municipal bond market. Initial concerns about a tightening of interest rates by the Fed was largely responsible for the sharp run-up in bond yields during the first half of 1996. After waffling during the summer, the bond markets staged a significant rally late in the year as economic data proved to be less robust than initially feared. In turn, market sentiment shifted: some economists who were predicting a Fed tightening of interest rates reversed field by calling for a rate cut in 1997. However, as the new year commenced, strong employment and housing data have once again caused many to reconsider their forecasts.
   As your Fund's year concluded, some of the concerns regarding tax-exempt securities waned. The outcome of the November elections met with a generally favorable reaction in the market: a Democratic President and a Congress still controlled by the Republicans provides the right balance to ensure that the status quo is maintained. Furthermore, both the White House and the legislators on Capital Hill are earnestly talking about balancing the budget and lowering the capital gains tax rate. From the perspective of the municipal market, any lingering concerns about major tax reform should finally be put to rest as it appears that the American electorate failed to embrace the far-reaching tax overhaul plans proposed by most of the Republican Presidential hopefuls.
   The last year has produced far better returns for equity holders than bond owners. When viewing the lofty levels attained by most stock market indexes, one has to wonder whether the next twelve months will be as rewarding as the prior ones. Certainly, the Chairman of the Federal Reserve Board has some concerns about the current valuation levels in the stock market. Last month stocks reacted negatively to remarks by Chairman Greenspan who cited the market's "irrational exuberance." While the implications for the bond markets are uncertain, at least some investors believe that any sell-off in stocks will spur investors to shift more assets to municipal bonds.
THE PORTFOLIO
   During the past year, the Fund's investment performance was a reflection of maintaining a portfolio duration (8+ years) that was significantly longer than the Lehman New York Index (7+ years). Performance lagged during the first half's market decline, and rebounded strongly by outperforming the Index and its peers during the second half rally. Furthermore, in view of the premium afforded by the market for securities bearing good structure (i.e., call protection, duration, liquidity and convexity), management has been adding these types of bonds when appropriate.
   Looking forward, we will to continue to provide balance to the Fund by including more securities that are well-structured, while at the same time continuing to focus on tax-exempt income maximization. To a degree, the ability to implement our strategy is constrained by the availability of qualified insured issuance from the State of New York and its municipalities. While we don't foresee any significant change in bond issuance for this year, there will be opportunities; however, we need to be patient. We believe that this approach will provide the best potential for maximizing market performance.

                                        Very truly yours,




                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation
January 15, 1997
New York, N.Y.

 * Total return includes reinvestment of dividends and any capital gains paid. ** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

Dreyfus New York Insured Tax Exempt Bond Fund                December 31, 1996

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

[Exhibit A:
Dollars
$20,463
Lehman Brothers Municipal Bond Index*
$16,623
Dreyfus New York Insured Tax Exempt Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns

 One Year Ended               Five Years Ended         From Inception (2/18/87)
December 31, 1996             December 31, 1996          to December 31, 1996


     2.12%                        5.82%                        5.28%

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Insured Tax Exempt Bond Fund on 2/18/87 (Inception Date) to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. For comparative purposes, the value of the Index on 2/28/87 is used as the beginning value on 2/18/87. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities, which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index generally are not insured. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus New York Insured Tax Exempt Bond Fund
-------------------------------------------------------------------------------

Statement of Investments                                                                  December 31, 1996
                                                                                 Principal
Long-Term Municipal Investments--100.0%                                            Amount              Value
-----------------------------------------------------------------------------   ------------         ----------
Albany Municipal Water Finance Authority, Water and Sewer System
   Revenue, Refunding
     5.50%, 12/1/2022 (Insured; FGIC)........................................   $  1,000,000         $  972,380

Clifton Park Water Authority, Water System Revenue, Refunding
   5%, 10/1/2026 (Insured; FGIC).............................................      3,865,000          3,491,950

Islip Resource Recovery Agency, RRR 6.125%, 7/1/2013 (Insured; AMBAC)........      1,425,000          1,486,475

Metropolitan Transportation Authority, Revenue:
   Commuter Facility (Grand Central Terminal) 5.70%, 7/1/2024 (Insured; FSA) (a)   6,500,000          6,502,340
   (Dedicated Tax Fund) 5.25%, 4/1/2026 (Insured; MBIA)......................      6,685,000          6,428,630
   Transit Facility 6.50%, 7/1/2018 (Insured; FGIC)..........................      4,000,000          4,369,640

New York City 7.25%, 3/15/2018 (Insured; FSA)................................      1,000,000          1,086,960

New York City Educational Construction Fund, Revenue
   5.50%, 4/1/2026 (Insured; AMBAC)..........................................      1,320,000          1,300,055

New York City Municipal Water Finance Authority, Water and Sewer System Revenue
   6.20%, 6/15/2021 (Insured; AMBAC).........................................      2,000,000          2,101,460

New York City Transit Authority, Transit Facility Revenue
   (Livingston Plaza Project) 6%, 1/1/2021 (Insured; FSA)....................      5,300,000          5,371,656

New York State Dormitory Authority:
   LR:
     (Municipal Health Facilities Improvement Program) 5.50%, 5/15/2024
       (Insured; FSA)........................................................      2,455,000          2,392,152
     (State University Dormitory Facilities) Refunding 5.30%, 7/1/2024
       (Insured; AMBAC)......................................................      4,000,000          3,829,920
   Revenue:
     (City University):
       6.30%, 7/1/2024 (Insured; AMBAC)......................................      2,800,000          2,997,176
       5.375%, 7/1/2025 (Insured; AMBAC).....................................      5,000,000          4,837,300
       Refunding 5.50%, 7/1/2016 (Insured; AMBAC)............................      3,000,000          2,980,500
     (Ellis Hospital Mortgage Project) 5.60%, 8/1/2025 (Insured; MBIA).......      4,300,000          4,254,420
     (Mental Health Services Facilities Improvement):
       5.125%, 8/15/2021 (Insured; MBIA).....................................      5,000,000          4,732,300
       5.25%, 2/15/2011 (Insured; AMBAC) (b).................................      5,005,000          4,902,147
     (New York University) 6%, 7/1/2015 (Insured; FGIC)......................      1,750,000          1,802,570
     (Refunding - Ithaca College) 6.25%, 7/1/2021 (Insured; MBIA)............      2,000,000          2,098,300
     (Refunding - Mount Sinai School of Medicine)
       6.75%, 7/1/2009 (Insured; MBIA).......................................      3,000,000          3,294,900
     (Saint John's University) 5.60%, 7/1/2016 (Insured; MBIA)...............      3,000,000          3,001,260

New York State Energy Research and Development Authority, Revenue:
   Facilities:
     (Con Edison Co. of New York Inc. Project):
       6.375%, 12/1/2027 (Insured; MBIA).....................................      5,000,000          5,242,950
       6%, 3/15/2028 (Insured; MBIA).........................................     11,000,000         11,137,280


Dreyfus New York Insured Tax Exempt Bond Fund
-------------------------------------------------------------------------------

Statement of Investments (continued)                                                       December 31, 1996
                                                                                 Principal
Long-Term Municipal Investments (continued)                                        Amount              Value
-----------------------------------------------------------------------------   ------------         ----------

New York State Energy Research and Development Authority, Revenue (continued):
   Gas Facilities (Refunding - Brooklyn Union Gas Co. Project)
     5.50%, 1/1/2021 (Insured; MBIA).........................................    $ 2,000,000        $ 1,972,480
   Pollution Control:
     (New York State Electric and Gas Corp.)
       5.95%, 12/1/2027 (Insured; MBIA)......................................      2,000,000          2,019,840
     (Refunding--Niagara Mohawk Power Corp.)
       6.625%, 10/1/2013 (Insured; FGIC).....................................      4,500,000          4,931,640

New York State Medical Care Facilities Finance Agency,
   Revenue:
     (Aurelia Osborn Fox Memorial Hospital) 6.50%, 11/1/2019 (Insured; FSA)..      3,000,000          3,225,360
     (Hospital and Nursing Home)
       6.125%, 2/15/2015 (Insured; MBIA).....................................      4,000,000          4,193,360
     (Mental Health Service Facilities Improvement):
       6.25%, 8/15/2018 (Insured; AMBAC).....................................      4,685,000          4,924,591
       7.375%, 8/15/2019 (Insured; MBIA).....................................      1,345,000          1,461,558
     (Montefiore Medical Center) 6%, 2/15/2035 (Insured; AMBAC)..............      5,000,000          5,127,300
     (Sisters of Charity Hospital) 6.625%, 11/1/2018 (Insured; AMBAC)........      2,000,000          2,160,820

New York State Mortgage Agency, Revenue (Homeownership Mortgage)
   6.45%, 10/1/2017 (Insured; MBIA)..........................................      1,000,000          1,056,580

New York State Thruway Authority, General Revenue
   6%, 1/1/2025 (Insured; FGIC)..............................................      3,165,000          3,284,257

New York State Urban Development Corp., Revenue:
   (Correctional Capital Facilities)
     5.50%, 1/1/2025 (Insured; MBIA).........................................      5,000,000          4,926,250
   (Correctional Facilities) Refunding
     5.50%, 1/1/2014 (Insured; FSA)..........................................      3,000,000          3,034,770

Port Authority of New York and New Jersey:
   5.125%, 7/15/2014 (Insured; AMBAC)........................................      2,245,000          2,176,505
   6.25%, 1/15/2027 (Insured; AMBAC).........................................      2,000,000          2,088,920

Triborough Bridge and Tunnel Authority, Special Obligation Refunding:
   6%, 1/1/2015 (Insured; AMBAC).............................................      4,000,000          4,127,800
   6%, 1/1/2019 (Insured; MBIA)..............................................      2,000,000          2,035,120

Western Nassau County Water Authority, Water System Revenue
   5.65%, 5/1/2026 (Insured; AMBAC)..........................................      1,550,000          1,544,358
                                                                                                   ------------
TOTAL INVESTMENTS (cost $139,337,513)........................................                      $144,906,230
                                                                                                   ------------
                                                                                                   ------------


Dreyfus New York Insured Tax Exempt Bond Fund
-------------------------------------------------------------------------------

Summary of Abbreviations
----------------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    LR         Lease Revenue
FGIC       Financial Guaranty Insurance Company             MBIA       Municipal Bond Investors Assurance
FSA        Financial Security Assurance                                    Insurance Corporation
                                                            RRR        Resources Recovery Revenue


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------
Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                                100.0%
                                                                                                =======

Notes to Statement of Investments:
---------------------------------------------------------------
(a) Wholly held by custodian as collateral for a delayed-delivery security.
(b) Purchased on a delayed-delivery basis.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) At December 31, 1996, 32.6% of the Fund's net assets are insured by AMBAC and 40.5% are insured by MBIA.


                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
-----------------------------------------------------------------------------

Statement of Assets and Liabilities                                                           December 31, 1996
                                                                                       Cost            Value
                                                                                    ____________   ______________

ASSETS:                       Investments in securities--See Statement
                                  of Investments...............................     $139,337,513     $144,906,230
                              Interest receivable..............................                         3,025,755
                              Prepaid expenses.................................                             6,200
                                                                                                    -------------
                                                                                                      147,938,185
                                                                                                    -------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                           105,333
                              Due to Distributor...............................                             1,892
                              Cash overdraft due to Custodian..................                            50,845
                              Payable for investment securities purchased......                         4,885,381
                              Accrued expenses.................................                            57,944
                                                                                                    -------------
                                                                                                        5,101,395
                                                                                                    -------------


NET ASSETS.....................................................................                      $142,836,790
                                                                                                    =============


REPRESENTED BY:               Paid-in capital..................................                      $136,981,707
                              Accumulated net realized gain (loss) on investments                         286,366
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                        5,568,717
                                                                                                    -------------


NET ASSETS.....................................................................                      $142,836,790
                                                                                                    =============


SHARES OUTSTANDING..............................................................                        12,763,234
(unlimited number of $.001 par value shares of Beneficial Interest authorized)


NET ASSET VALUE, offering and redemption price per share--Note 2(d).............                           $11.19
                                                                                                           ======





                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------

Statement of Operations                                                                         Year Ended December 31, 1996


INVESTMENT INCOME


INCOME                        Interest Income..................................                                 $ 8,578,204

EXPENSES:                     Management fee--Note 2(a).........................                $   885,380
                              Shareholder servicing costs--Note 2(b)............                    450,583
                              Professional fees................................                      49,726
                              Trustees' fees and expenses--Note 2(c)............                     39,736
                              Prospectus and shareholders' reports--Note 2(b)..                      18,167
                              Custodian fees...................................                      15,915
                              Registration fees................................                       3,605
                              Miscellaneous....................................                      46,883
                                                                                                -----------
                                   Total Expenses..............................                   1,509,995
                              Less--reimbursement of prospectus costs--Note 2(b).                    (4,707)
                                                                                                -----------
                                   Net Expenses................................                                   1,505,288
                                                                                                               ------------

INVESTMENT INCOME--NET..........................................................                                  7,072,916



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments ........                   $2,411,129
                              Net unrealized appreciation (depreciation)
                                on investments.................................                  (6,635,014)
                                                                                                -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                   (4,223,885)
                                                                                                               ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $ 2,849,031
                                                                                                               ============

                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                             Year Ended          Year Ended
                                                                                         December 31, 1996   December 31, 1995
                                                                                         -----------------   -----------------
OPERATIONS:
  Investment income--net.......................................................             $    7,072,916   $    8,156,194
  Net realized gain (loss) on investments.....................................                   2,411,129        1,438,863
  Net unrealized appreciation (depreciation) on investments...................                  (6,635,014)      12,855,137
                                                                                             -------------    -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations.........                   2,849,031       22,450,194
                                                                                             -------------    -------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.......................................................                 (7,116,252)      (8,136,141)
  Net realized gain on investments............................................                  (2,263,119)         --
                                                                                             -------------    -------------

      Total Dividends.........................................................                  (9,379,371)      (8,136,141)
                                                                                             -------------    -------------

BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold...............................................                  48,175,210       30,674,114
  Dividends reinvested........................................................                   6,350,869        5,477,142
  Cost of shares redeemed.....................................................                 (62,476,356)     (44,843,810)
                                                                                             -------------    -------------

      Increase (Decrease) in Net Assets from Beneficial Interest Transactions.                  (7,950,277)      (8,692,554)
                                                                                             -------------    -------------

        Total Increase (Decrease) in Net Assets...............................                 (14,480,617)       5,621,499

NET ASSETS:
  Beginning of Period.........................................................                 157,317,407      151,695,908
                                                                                             -------------    -------------
  End of Period...............................................................                $142,836,790     $157,317,407
                                                                                             =============    =============
Undistributed investment income--net...........................................                    --          $     43,336
                                                                                             -------------    -------------

                                                                                                 Shares           Shares
                                                                                             -------------    -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.................................................................                   4,290,801        2,730,812
  Shares issued for dividends reinvested......................................                     564,570          484,599
  Shares redeemed.............................................................                  (5,561,459)      (3,979,102)
                                                                                             -------------    -------------

      Net Increase (Decrease) in Shares Outstanding...........................                    (706,088)        (763,691)
                                                                                             =============    =============

                       See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
-----------------------------------------------------------------------------
Financial Highlights
   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                          Year Ended December 31,
                                              -------------------------------------------------------------------------------
PER SHARE DATA:                                                    1996       1995       1994        1993       1992
                                                                 -------     ------     ------      ------     ------
   Net asset value, beginning of period...............           $11.68      $10.66     $12.04      $11.60     $11.33
                                                                 -------     ------     ------      ------     ------
   Investment Operations:
   Investment income--net..............................             .54         .59        .60         .60        .63
   Net realized and unrealized gain (loss)
      on investments..................................             (.31)       1.02      (1.39)        .66        .31
                                                                 -------     ------     ------      ------     ------
   Total from Investment Operations...................              .23        1.61       (.79)       1.26        .94
                                                                 -------     ------     ------      ------     ------
   Distributions:
   Dividends from investment income--net...............            (.54)       (.59)      (.59)       (.60)      (.63)
   Dividends from net realized gain on investments....             (.18)       --         --          (.22)      (.04)
                                                                 -------     ------     ------      ------     ------
   Total Distributions................................             (.72)       (.59)      (.59)       (.82)      (.67)
                                                                 -------     ------     ------      ------     ------
   Net asset value, end of period.....................           $11.19      $11.68     $10.66      $12.04     $11.60
                                                                 =======     ======     ======      ======     ======
TOTAL INVESTMENT RETURN...............................             2.12%      15.38%     (6.62%)     11.08%      8.55%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............             1.02%        .99%       .98%        .96%       .90%
   Ratio of net investment income
      to average net assets...........................             4.78%       5.20%      5.31%       5.01%      5.49%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..............             --           --         .01%        .02%       .11%
   Portfolio Turnover Rate............................            84.24%      31.13%     12.79%      19.89%     16.12%
   Net Assets, end of period (000's Omitted)..........         $142,837    $157,317   $151,696    $198,257   $180,326



                        See notes to financial statements.

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus New York Insured Tax Exempt Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (A) PORTFOLIO VALUATION: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on

Dreyfus New York Insured Tax Exempt Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

borrowings and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average daily net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended December 31, 1996.
   (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, "Dreyfus") for advertising and marketing relating to the Fund and Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 .005 of 1% of the value of the Fund's average daily net assets for any full year. During the period ended December 31, 1996, $373,615 was charged to the Fund pursuant to the Plan, of which $4,707 was reimbursed by the Manager.
   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $53,059 during the period ended December 31, 1996.
   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.
   (D) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a fifteen day period following the date of issuance.
NOTE 3--Securities Transactions:
   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996 amounted to $120,399,444 and $131,360,126, respectively.
   At December 31, 1996, accumulated net unrealized appreciation on investments was $5,568,717, consisting of $5,836,958 gross unrealized appreciation and $268,241 gross unrealized depreciation.
   At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus New York Insured Tax Exempt Bond Fund
---------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Dreyfus New York Insured Tax Exempt Bond Fund

   We have audited the accompanying statement of assets and liabilities of Dreyfus New York Insured Tax Exempt Bond Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Insured Tax Exempt Bond Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                               Ernst & Young LLP


New York, New York
January 31, 1997

Dreyfus New York Insured Tax Exempt Bond Fund
-----------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1996:

 --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

 --the Fund hereby designates $.1669 per share as a long-term capital gain distribution of the $.1676 per share paid on December 5, 1996. The Fund also designates $.0105 per share paid as a long-term capital gain distribution paid on August 8, 1996.

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gain distributions paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.

Dreyfus New York Insured
Tax Exempt Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                     577AR9612